                                                                    Exhibit 99.1

                                                                   CREEKSIDE III

================================================================================

                                LEASE AGREEMENT

                                    BETWEEN

                               CREEKSIDE III LLC

                                  ("LANDLORD")

                                      AND

                               RED ENVELOPE, INC.

                                   ("TENANT")

================================================================================

                                  LEASE SUMMARY

A.     EFFECTIVE DATE OF EXECUTION        April 1, 2004
       OF LEASE:

B.     LANDLORD:                          Creekside III LLC

C.     ADDRESS OF LANDLORD:               c/o Plzzuti Management LLC
                                          Suite 800
                                          Two Miranova Place
                                          Columbus, Ohio 43215

D.     TENANT:                            Red Envelope, Inc.

E.     ADDRESS OF TENANT:                 4000 Creekside Parkway
                                          Lockbourne, Ohio 43137

F.     LAND:                              The approximately 21 acre parcel of land located in the Creekside
                                          Industrial Center in Obetz, Ohio.

G.     BUILDING:                          The 388,264 square foot building located on the Land and known as the Creekside III Building

H.     LEASED PREMISES:                   That portion of the Building indicated on Exhibit A. The
                                          Leased Premises contain 238,674 square feet of rentable space.

I.     PERMITTED USE:                     General office and warehouse use.

J.     LEASE TERM:                        The period commencing on the Commencement Date and terminating on the Termination Date.

K.     COMMENCEMENT DATE:                 April 1, 2004

L.     TERMINATION DATE:                  July 31, 2006 (subject to extension for exercised renewal terms per
                                          Exhibit F).

                                                                  ANNUAL BASE             MONTHLY
M.     BASE RENT:                          LEASE PERIOD            RENT PRSF             BASE RENT
                                           ------------            ---------             ---------
                                          4/1/04-3/31/06             $3.25               $64,640.88
                                          4/1/06-7/31/06             $3.45               $68,618.78

N.     TENANT'S PROPORTIONATE SHARE
                 OF OPERATING EXPENSES:   61.47%.

O.     INITIAL ESTIMATED OPERATING
       EXPENSE PAYMENT:                   $8,552.49 per month ($0.43 prsf) - subject to adjustment per Section 2 of the Lease Agreement.

P.     GUARANTOR:                         None.

Q.     GUARANTOR'S ADDRESS:               Not applicable.

R.     SECURITY DEPOSIT:                  $200,000.

The following exhibits are attached to and made a part of the Lease:

      Exhibit A - Description of Leased Premises
      Exhibit B - Examples of Operating Expenses
      Exhibit C - Rules and Regulations
      Exhibit D - Intentionally omitted
      Exhibit E - Intentionally omitted
      Exhibit F - Special Terms

            THE PROVISIONS OF THIS LEASE SUMMARY ARE INCORPORATED BY
                         THIS REFERENCE INTO THE LEASE.

                                 LEASE AGREEMENT

      Landlord hereby leases the Leased Premises to Tenant for the duration of the Lease Term. The leasing of the Leased Premises to Tenant will be upon the terms and conditions set forth in this Lease.

      SECTION 1. BASE RENT. For each month of the Lease Term, Tenant will pay Base Rent in an amount equal to the monthly Installment set forth in the Lease Summary.

      SECTION 2. OPERATING EXPENSE PAYMENT. Tenant will pay its Proportionate Share of all Operating Expenses Incurred by Landlord during the Lease Term in connection with the operation, management, maintenance and repair of the Land and the Building. Illustrative examples of those expenses which are included within the definition of "Operating Expenses" are set forth in Exhibit B, Tenant's Proportionate Share of such Operating Expenses will be paid by Tenant in advance on a monthly basis based upon Landlord's estimate of the actual Operating Expenses which will be incurred during each calendar year during the Lease Term. The Estimated Operating Expense Payment for the first such calendar year is set forth in the Lease Summary. The Estimated Operating Expense Payment for each calendar year thereafter will be adjusted based upon Landlord's estimate of its Operating Expenses for such calendar year. Landlord will use its best efforts to notify Tenant by December 1 of each year during the Lease Term of any adjustment in the monthly Estimated Operating Expense Payment for the upcoming calendar year.

      As soon as reasonably practicable after the end of each calendar year. Landlord will deliver to Tenant a written statement showing its actual Operating Expenses for such calendar year and Tenant's actual Proportionate Share thereof. If the sum of the Estimated Operating Expense Payments paid by Tenant during such calendar year exceeds Tenant's Proportionate Share of the actual Operating Expenses incurred during such year, then Landlord will apply the excess toward the next succeeding monthly Estimated Operating Expense Payment(s) due from Tenant or reimburse Tenant therefore if such excess is determined after the Termination Date or earlier termination of the Lease. If the sum of the Estimated Operating Expense Payments paid by Tenant during such calendar year is less than Tenant's Proportionate Share of the actual Operating Expenses incurred during such year, then Tenant will pay the deficiency to Landlord within ten days after Tenant's receipt of Landlord's written demand for the payment thereof.

      SECTION 3. MANNER AND TIMING OF RENT PAYMENTS. Monthly Installments of Base Rent and Estimated Operating Expense Payments will be due and payable in advance on or before the first day of each calendar month during the Lease Term. Each such Installment will be paid to Landlord at its address set forth in the Lease Summary (or such other address as Landlord may designate from time to time). If the Lease Term commences on a day other than the first day of the month or terminates on a day other than the last day of the month, then the installments of Base Rent and Estimated Operating Expense Payments for such month(s) will be adjusted accordingly. If any Installment of Base Rent or any Estimated Operating Expense Payment or any other sum due hereunder is not received by Landlord by its due date, then a late payment charge of 5% of such past due amount will be immediately due and payable from Tenant. All Installments of Base Rent and Estimated Operating Expense Payments will be paid by Tenant without demand and without any rights of reduction, counterclaim or offset, Tenant hereby agrees to pay as additional rent any sales, use or other tax (other than income taxes) now or hereafter imposed by any governmental authority upon the rent and other sums payable by Tenant hereunder.

      SECTION 4. UTILITIES. Tenant will pay all costs associated with the provision of all utility services to the Leased Premises, including, without limitation, telephone, gas, electricity, water and sewer service. To the extent possible, all utility services will be separately metered to the Leased Premises and placed in Tenant's name. If it is not possible to place a utility service on a separate meter in Tenant's name, then all costs associated with the provision of such utility service to the Leased Premises will be billed directly by Landlord to Tenant and will be paid by Tenant within 30 days after its receipt of such billing. Landlord will not be liable to Tenant, nor will Tenant be relieved of any obligation hereunder if any utility service to the Leased Premises is interrupted for any reason beyond Landlord's control.

      SECTION 5. MAINTENANCE AND REPAIR. Tenant will at its sole expense maintain the Leased Premises in a first-class condition and order of repair. Tenant's maintenance obligation will extend to and include the repair and replacement, if necessary, of all non-structural elements and mechanical systems located within the Leased Premises. Any repairs or replacements made to the Leased Premises by Tenant pursuant-to this Section 5 will be made in a workmanlike manner with materials at least equal in quality and grade to those originally contained within the Leased Premises. Tenant will also contract for its own janitorial and trash removal services and will promptly pay all costs associated with such services. Notwithstanding anything herein to the contrary. In no event shall Tenant be required to perform any maintenance or repair work to the Premises if such work: (I) is required due to the actions of omissions of Landlord or Landlord's agents, employees or contractors, (II) is covered by insurance or warranty maintained by Landlord, (III) is required due to a casualty not caused by Tenant, a (iv) the cost of such repair is otherwise paid by Tenant as Additional Rent hereunder.

      Landlord will maintain, repair and, if necessary, replace, the roof, roof membrane, building foundations and structural components, and exterior walls of the Building (including exterior glass) and all common areas serving the Building (Including, without limitation, the parking lot, driveways and loading dock areas) in a first-class condition and order of repair; provided, however, that Tenant (and not Landlord) will be required to maintain the same if the need therefore arises due to the fault or negligence of Tenant or its agents, employees, licensees or invitees and such repair is not covered by insurance maintained by Landlord. Except as otherwise expressly provided in this Section 5 and Section 9, Landlord will not at any time during the Lease Term be required to make any improvements, repairs, replacements or alterations to the Leased Premises.

      SECTION 6. USE OF PREMISES. Tenant will use the Leased Premises solely for the Permitted Use. Tenant will not cause any waste or damage to the Leased Premises, the Building or the Land and will not occupy or use the Leased Premises for any business or purpose which is unlawful, hazardous, unsanitary, noxious or offensive or which unreasonably interferes with the business operations of other tenants in the Building. If the nature of Tenant's use or occupancy of the Leased Premises causes any increase in Landlord's insurance premiums over and above those chargeable for the least hazardous type of occupancy legally permitted in the Leased Premises, then Tenant will pay the resulting increase within 30 days after its receipt of a statement from Landlord setting forth the amount thereof. Tenant will comply with the Rules and Regulations for Creekside which are set forth in Exhibit C (and any reasonable modifications thereto which are consistent with the provisions of this Lease).

      SECTION 7. GOVERNMENTAL REQUIREMENTS. Tenant will at its sole expense comply with all laws and other governmental requirements which are now or hereafter in force pertaining to the Leased Premises and Tenant's occupancy and use thereof, including, without limitation, the Americans with Disabilities Act, the Comprehensive Environmental Response, Compensation and Liability Act the Clean Air Act, the Hazardous Materials Transportation Act, the Resource Conservation and Recovery Act and the Water Pollution Control Act. Notwithstanding anything herein to the contrary, in no event shall Tenant be required to construct any legally-required alterations or improvements to the Leased Premises unless such alterations or improvements are required due to alterations voluntarily made to the Leased Premises by Tenant or due to Tenant's particular use of the Premises (as opposed to office or warehouse uses generally).

      SECTION 8. SIGNS. Tenant will not place any sign or other advertising material on the exterior or interior of the Leased Premises or the Building, without the prior written consent of Landlord.

      SECTION 9. [Intentionally omitted.]

      SECTION 10. ALTERATIONS. Except for "Minor Alterations" (as that term is hereafter defined). Tenant may not at any time prior to or during the Lease Term make any alterations, additions or improvements to the Leased Premises without the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed. For the purposes of this Section 10, "Minor Alterations" will mean any alteration, addition or improvement to the Leased Premises which costs less than $20,000, and which does not alter the exterior aesthetics or structural integrity of the Building. All improvements, alterations and additions made at one time in connection with any one job will be aggregated for the purposes of determining whether the $20,000 limit has been exceeded. Any alterations, addition or improvement made to the Leased Premises in accordance with this Section 10 will become the property of Landlord at the Termination Date. If Landlord consents to any proposed alteration, addition or improvement, the same shall be made by Landlord at Tenant's sole expense.

      SECTION 11. MECHANICS LIENS. Tenant will Indemnify and hold Landlord harmless from any liability or expense associated with its construction of any alteration, addition or improvement to the Leased Premises. Tenant will immediately discharge any mechanics lien filed against the Leased Premises, the Building or the Land in connection with any work performed by or at the request of Tenant.

      SECTION 12. ASSIGNMENT AND SUBLETTING. Tenant will not assign this Lease or sublet all or any part of the Leased Premises without the prior written consent of Landlord, which consent will not be unreasonably withheld. Unless otherwise agreed to by Landlord, Landlord's consent to any such assignment or sublease will not relieve Tenant from its obligations under this Lease.

      SECTION 13. SUBORDINATION. Tenant's rights and Interests under this Lease will be subordinate to all mortgages and other encumbrances now or hereafter affecting any portion of the Building or the Land. In the event of the foreclosure of any mortgage or other encumbrance, Tenant will, upon request of any person succeeding to the interest of Landlord, attorn to and automatically become the tenant of such successor-in-interest without change in the terms or conditions of this Lease; provided, however, that such successor-in-interest will not be liable for any act or omission of any prior landlord or subject to any offsets a defenses which Tenant may have against any such prior landlord.

      SECTION 14. LIMITATION OF LANDLORD'S PERSONAL LIABILITY. Tenant will look solely to Landlord's interest in the Leased Premises, the Building and the Land and any related revenues or insurance proceeds for the recovery of any judgment against Landlord; it being the express intent of the parties hereto that neither Landlord, nor any of its members, shareholders, directors, officers or employees will ever be personally liable for any such judgment.

      SECTION 15. INDEMNIFICATION AND INSURANCE. Landlord will not be liable for and Tenant will indemnify and hold Landlord harmless from any liability or expense associated with any damage or injury to any person or property (including any person or property of Tenant or any one claiming under Tenant) which arises directly or indirectly in connection with the Leased Premises or Tenant's use or occupancy thereof; provided, however, that Tenant will not be obligated to indemnify Landlord as to any liability or expense occasioned by the fault or negligence of Landlord or Landlord's agents, employees or contractors.

      All property stored or placed by Tenant in or about the Leased Premises will be so stored or placed at the sole risk of Tenant. Tenant will at its sole expense maintain in full force and effect at all times during the Lease Term:
(a) comprehensive public liability insurance for personal injury and property damage with liability limits of not less than $2,000,000 for injury to one person, $4,000,000 for injury from one occurrence and $1,000,000 for property damage; and (b) extended coverage insurance on all personal property stored or placed by Tenant in or about the Leased Premises in an amount equal to the full replacement value thereof. Each insurance policy required to be maintained by Tenant hereunder will name Landlord and Landlord's mortgagee, if any, as additional insureds and will specifically provide that such insurance policy cannot be terminated without giving at least 30 days prior written notice to Landlord and Landlord's mortgagee, if any.

      SECTION 16. HAZARDOUS SUBSTANCES. Tenant will not use, store or dispose of any Hazardous Substance (as that term is hereafter defined on or about the Leased Premises, except for immaterial amounts that are exempt from or do not give rise to any violation of applicable law. Tenant agrees to indemnify and hold Landlord harmless from any liability or expense (including without limitation, the reasonable fees of Landlord's attorneys and consultants and the cost of any required remediation or clean-up) incurred by or claimed against Landlord as a result of Tenant's breach of the covenant contained in this paragraph. The foregoing covenant will survive the termination of this Lease. For the purposes of this SECTION 17, the term "Hazardous Substance" means any "hazardous substance", "toxic substance" (as those terms are defined in the Comprehensive Environmental Response, Compensation and Liability Act), "hazardous waste" (as that term is defined in the Resource Conservation Recovery
Act), polychlorinated biphenyls, asbestos, radioactive material or any other pollutant, contaminant or hazardous, dangerous or toxic material or substance which is regulated by any federal, state or local law, regulation, ordinance or requirement.

      SECTION 17. SURRENDER OF PREMISES. Upon the termination of Tenant's right of possession under this Lease, Tenant will immediately surrender possession of the Leased Premises to Landlord in good repair and "broom clean" condition, reasonable wear and tear and fire and casualty excepted. Tenant will at the same time remove all of its movable trade fixtures from the Leased Premises. Tenant will promptly repair any damage caused to the Leased Premises by the removal of any of such movable trade fixtures.

      SECTION 18. CASUALTY. If the Leased Premises are damaged by fire or other casualty, Landlord shall promptly give written notice to Tenant whether the Leased Premises can reasonably be repaired within 180 days after the date of the occurrence of such fire or other casualty. If Landlord notifies Tenant that it does not believe that the Leased Premises can reasonably be repaired within such 180-day period, then both Landlord and Tenant will have the option of terminating this Lease by giving written notice thereof to the other at any time within 30 days after the date of Tenant's receipt of the aforementioned notice from Landlord. If Landlord determines that the Leased Premises can reasonably be repaired within such 180-day period or if neither party elects to terminate this Lease despite the fact that Landlord has determined that the Leased Premises cannot be reasonably repaired within such 180-day period, then Landlord will proceed to repair the Leased Premises at its sole expense; provided, however, that Landlord will in no event be required to repair any improvements previously made to or any fixtures previously installed in the Leased Premises by Tenant. If the Leased Premises are rendered untenantable in whole or in part as a result of a fire or other casualty, then all rent accruing after the occurrence of any such fire or other casualty and prior to the completion of the repair of the Leased Premises will be equitably and proportionately abated to reflect the untenantable portion of the Leased Premises. Landlord will not be liable to Tenant for any inconvenience or interruption to Tenant's business occasioned by such fire or other casualty or the concomitant repair of the Leased Premises.

      SECTION 19. CONDEMNATION. If all or any substantial portion of the Leased Premises or the Building is taken by or under threat of condemnation so as to render the Leased Premises wholly untenantable, then this Lease will automatically terminate as of the date of the vesting of title to such property in the condemning authority. If such taking does not render the Leased Premises wholly untenantable, then this Lease will not terminate but will continue in full force and effect in accordance with its terms, except that the Base Rent and Tenant's Proportionate Share will be adjusted to fairly reflect the portion of the Leased Premises or the Building which was so taken. Landlord will not be liable to Tenant for any inconvenience or interruption to Tenant's business occasioned by any such taking. Landlord will be entitled to receive the entire award made by the condemning authority for any such taking.

      SECTION 20. HOLDING OVER. Tenant will not hold over in its occupancy of the Leased Premises after the expiration of the Lease Term, without the prior written consent of Landlord. If Tenant holds over without the prior written consent of Landlord, then Tenant will pay one and one-half (1 1/2) times the Base Rent then in effect for each month during the entire holdover term. Any holding over with the consent of Landlord will constitute this Lease as a lease from month-to-month.

      SECTION 21. DEFAULT. If Tenant fails to pay any installment of Base Rent, any Estimated Operating Expense Payment or any other sum payable by it hereunder on or before the date that is three (3) business days after Tenant's receipt of written notice of such failure, or if Tenant defaults in the performance of any of its other obligations under this Lease and such default continues for 30 days after written notice thereof is given to Tenant (provided that Tenant shall not be in default hereunder if such default cannot reasonably be cured within such 30 day period, if Tenant promptly commences such cure within such 30 day period and proceeds diligently to complete such cure), then, in addition to any other legal rights and remedies available to Landlord at law or in equity, Landlord may: (a) terminate this Lease and declare all Base Rent, Estimated Operating Expense Payments and other sums payable over the remainder of the Lease Term to be immediately due and payable; or (b) re-enter and attempt to relet the Leased Premises without terminating this Lease, in which event Tenant will remain obligated to pay to Landlord any deficiency between all sums payable by Tenant pursuant to this Lease and any sums collected by Landlord from any reletting of the Leased Premises (net of any sums paid by Landlord in connection with such reletting, Including, without limitation, leasing commissions, attorneys' fees and costs of improvements to the Leased Premises).

      SECTION 22. [Intentionally omitted].

      SECTION 23. SUCCESSORS AND ASSIGNS. This Lease shall be binding upon and inure to the benefit of the successors and assigns of Landlord and the successors and permitted assigns of Tenant.

      SECTION 24. NO WAIVER. No waiver of any covenant or condition of this Lease by either party will be deemed to constitute a future waiver of the same or any other covenant or condition of this Lease. In order to be effective, any such waiver must be in writing and must be delivered to the other party to this Lease.

      SECTION 25. BROKERAGE COMMISSIONS. Each of Landlord and Tenant hereby represents and warrants that it has not dealt or consulted with any real estate broker or agent who or which is entitled to any commission or other compensation in connection with this Lease. Each of Landlord and Tenant agrees to indemnify and hold the other harmless from and against any liability a expense occasioned by a breach of the foregoing representation.

      SECTION 26. REASONABLENESS OF CONSENT. Landlord will not unreasonably withhold or delay any consent or approval which is required to be given by it pursuant to the terms of this Lease.

      SECTION 27. AMENDMENT. This Lease may not be amended except by a written instrument signed by both Landlord and Tenant.

      SECTION 28. GOVERNING LAW. This Lease will be governed by and construed in accordance with the laws of the State of Ohio.

      SECTION 29. NOTICES. All notices required or permitted under this Lease must be in writing and must be delivered to Landlord and Tenant at their addresses set forth in the Lease Summary (or such other address as may hereafter be designated by such party). Any such notice must be personally delivered or sent by either registered or certified mail or overnight courier.

      SECTION 30. FINANCIAL STATEMENTS. On or before April 1 of each lease year during the Lease Term, Tenant will provide Landlord with its then most current financial statements (a balance sheet, statement of cash flows and income and loss statement). Each such financial statement will be certified as being true and correct by an authorized officer of Tenant. The provisions of this Section 30 shall not apply during any period that Tenant is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended, and in accordance therewith files periodic reports with the Securities and Exchange Commission.

      SECTION 31. SPECIAL TERMS. Exhibit F sets forth those special provisions, if any, which supplement the provisions of this Lease.

              [SIGNATURES AND ACKNOWLEDGMENTS APPEAR ON NEXT PAGE]

                         SIGNATURES AND ACKNOWLEDGMENTS

Landlord and Tenant have executed this Lease as of the date specified in the Lease Summary.

                                          LANDLORD:

                                          CREEKSIDE III LLC

                                          BY Scott B. West         SVP
                                             -----------------------------------
                                          (Name)                 (Title)

                                          TENANT:

                                          RED ENVELOPE, INC.

                                          By Alison L. May       Pres & CEO
                                             -----------------------------------
                                          (Name)                 (Title)

STATE OF OHIO
COUNTY OF FRANKLIN: SS

      Before me, a notary public in and for said state and county, personally appeared SCOTT B. WEST the SR. VICE PRESIDENT of Creekside III LLC, the Landlord in the foregoing Lease, who acknowledged the signing of the Lease to be his free act and deed on behalf of the Landlord.

Date: 8/30/04                                 /s/  Donna L. Currier
                                              ---------------------------
                                                     Notary Public

STATE OF California               [SEAL]           DONNA L. CURRIER
COUNTY OF C.J. San Francisco: SS             NOTARY PUBLIC, STATE OF OHIO
                                            MY COMMISSION EXPIRES 01-19-09

      Before me, a notary public in and for said state and county, personally appeared Alison Leigh May the Pres. & CEO of Red Envelope, Inc., the Tenant in the foregoing Lease, who acknowledged the signing of the Lease to be his free act and deed on behalf of Tenant.

Date: 8/25/04                                  /s/  Christine Jumoc
                                              --------------------------
                                                    Notary Public

                      [SEAL]   CHRISTINE MASIBA JUMOC
                               COMMISSION # 1485681
                               NOTARY PUBLIC - CALIFORNIA
                               SAN FRANCISCO COUNTY
                               MY COMM. EXPIRES APR 25, 2008

                                                                       EXHIBIT A

                         DESCRIPTION OF LEASED PREMISES

          See building and floor plans attached hereto as Schedule 1.

                        Initialed and Approved by Tenant:

                        /s/            ALM
                        --------------------------------

                                  [FLOOR PLAN]

                                                                       EXHIBIT B

                   ILLUSTRATIVE EXAMPLES OF OPERATING EXPENSES

The following are illustrative examples of some of the expenses which are included within the definition of "Operating Expenses":

1.    Real estate taxes and assessments on the Building and the Land;

2. Insurance premiums for liability and extended coverage insurance policies maintained by Landlord on the Building and the Land;

3. Costs of snow removal and costs of maintaining and repairing the landscaping and irrigation system which serves the Land;

4. Costs related to the provision of water, sewer, gas, telephone, electricity and other utility services to or for the benefit of the Building, unless such utility services are separately metered and placed in the name of a tenant;

5. Salaries and related costs (including fringe benefits, payroll taxes and a labor overhead charge of not more than 15%) of personnel spending time on-site associated with the operation, management, and repair of the Building and the Land;

6. A reasonable property management fee not to exceed three percent (3%) of the gross rents of the Building;

7. Costs of maintaining and repairing the fire protection and life safety systems for the Buildings and all common areas serving the Building;

8. Accounting, legal and other professional services rendered in connection with the operation, management and maintenance of the Building and the Land; and

9. All other reasonable costs and expenses incurred by Landlord related to the operation, management, maintenance and repair of the Building and the Land.

The following are those expenses which are excluded from the definition of "Operating Expenses":

1. Landlord's debt service on any financing related to the Building or the Land;

2.    Franchise or income taxes payable by Landlord;

3. Salaries and related costs of Landlord's off-site administrative personnel;

4.    Costs of all tenant improvements;

5.    Leasing commissions; and

6. Costs of utility usage for utility services separately metered in the name of a tenant;

7.    Depreciation, principal, interest and other charges on debt;

8. Maintenance, repairs or replacements of the roof of the Leased Premises or other capital expenditures to the extent constituting upgrades as opposed to repairs a replacement;

9. Maintenance, repairs or replacements to the Common Areas necessitated by the negligent or wrongful act of Landlord or made to correct any construction defect;

10. Amounts paid to entities related to Landlord in excess of those generally available in arm's length transactions between unrelated parties;

11.   Amounts reimbursable from Insurance proceeds or warranties;

12. Services, repairs and maintenance performed within an occupant's exclusive space which is not part of the Common Areas;

13.   Rent or other amounts payable under any ground lease or master lease;

14. Costs of correcting any non-compliance of the Building with applicable laws as of the delivery of possession of the Leased Premises to Tenant;

15. Costs related to the operation of Landlord as an entity rather than the operating of the Building (including, without limitation, costs of formation of the entity, internal accounting, legal matters and/or preparation of tax returns) or costs associated with marketing or selling the Building or any interest therein, or converting the Building to a different form of ownership;

16. Leasing commissions, attorneys' fees, costs and disbursements, and other expenses (including, without limitation, advertising) incurred in connection with leasing, renovating, or Improving space for tenants or other occupants or prospective tenants or occupants of the Building or development of other properties, or costs (including, without limitation, permit, license, and inspection fees) incurred in renovating or otherwise improving or decorating, painting or redecorating space for tenants or other occupants or vacant space; and

17. Costs of repair or restoration required due to casualty damage or condemnation.

Operating Expenses will be computed for each calendar year during the Lease Term based upon the accrual method of accounting. If the Building is ever less than 100% occupied, then Operating Expenses shall be calculated as If the Buildings had been 100% occupied and the results will constitute Landlord's Operating Expenses for such calendar year for all purposes of this Lease.

                                        Initialed and Approved by Tenant:

                                        /s/            ALM
                                        ---------------------------------

                                                                       EXHIBIT C

                             RULES AND REGULATIONS

     1. Landlord will provide Tenant with two sets of keys to the Leased Premises. Tenant may obtain additional keys to the Leased Premises at Tenant's sole expense. Tenant will provide only its authorized agents and employees with copies of such keys. Upon termination of the Lease, Tenant will return all keys to Landlord.

     2. Tenant will not alter a add locks or bolts on doors providing Ingress and egress to the Leased Premises.

     3. Tenant will lock the Leased Premises and shut off water faucets, lights and electrical equipment and appliances located in the Leased Premises before leaving the Leased Premises each day.

     4. Tenant will not obstruct or impede other tenants' use of the common areas serving the Building.

     5. Tenant will place garbage and refuse only in trash containers approved by Landlord. Such containers will be kept either inside the Leased Premises or outside the Leased Premises in such areas as are from time to time designated by Landlord. Landlord must approve the trash collection and disposal service utilized to empty and haul away such garbage and refuse and the times and days of the week such containers will be emptied. Tenant will pay for the cost of the containers and the periodic trash collection and disposal charges.

     6. No aerials or antennae will be placed by Tenant on or about the Leased Premises or the Building without the prior consent of Landlord, which consent will not be unreasonably withheld.

     7. Tenant will not engage in any activity or utilize any machinery or apparatus which may be heard or seen outside the Leased Premises.

     8. Tenant will not use the plumbing facilities serving the Leased Premises for the disposal of refuse or any other improper use. Tenant will, at its sole expense repair any damage to such plumbing facilities caused by any such misuse.

     9. No animals or birds will be allowed in or about the Leased Premises, except Seeing Eye dogs.

     10.   Tenant will not store any personal property outside the Leased
Premises.

     11. Tenant will not burn or incinerate trash, refuse or any other items in or outside the Leased Premises.

     12.   Tenant will not allow anyone to reside or sleep in the Leased
Premises.

     13. Landlord will not be responsible for any loss, theft or disappearance of personal property from the Leased Premises.

     14. Tenant will not cover all or any part of any window or door to the Leased Premises without obtaining the prior written consent of Landlord.

     15. Tenant will not conduct or permit to be conducted any auction or public sale on or about the Leased Premises or the Park.

     16. Tenant will maintain the inside of the Leased Premises at a temperature sufficiently high to prevent freezing of water, pipes, fixtures and fire protection systems inside the Leased Premises.

     17. Tenant will not cause or permit any unusual or objectionable odors to be produced upon or permeated from the Leased Premises.

     18. The sidewalk, entrances, passages, halls and parking areas will not be obstructed or encumbered by Tenant or used for any purpose other than Ingress or egress to and from the Leased Premises.

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

      19. Tenant will not create or maintain any nuisance (including without limitation, loud noises, bright lights, smoke or dust) which will be visible from the exterior of the Leased Premises.

      20. Tenant will not conduct any noxious or offensive trade or activity at the Leased Premises.

      21. All deliveries and shipments will be made only at Tenant's loading dock(s) or other areas designated by Landlord.

      22. Tenant will park only in those areas designated by Landlord. Tenant will comply with all directional and other signs posted in the parking areas and will use only one parking stall per vehicle. Tenant will not park boats, mobile homes, trailers or similar vehicles in the common areas. Inoperable vehicles will not be allowed to remain in the common parking areas. Any vehicle which is parked in the common parking areas by Tenant in violation of these Rules and Regulations may be towed at Tenant's expense.

      23. Tenant will upon Landlord's request furnish Landlord with state automobile license numbers of Tenant's vehicles and its employees' vehicles and will notify Landlord of any changes within five days after such change occurs.

      24. Parking for tractors and trailers related to Tenant's business will be limited to the rear 60 feet at the rear of Tenant's Leased Premises. Tenant will not park tractors or trailers in the driveways, entrances, exits or areas behind other tenant's leased premises or the parking areas in front of the Building. The parking areas in the front of the Building will be used for automobile parking only.

      25. Tenant shall not load any vehicle beyond the weight limits established by the state and will be responsible for any damage caused to the common areas by vehicles making deliveries to or transporting goods from the Leased Premises including damage caused by overweight vehicles.

      26. Tenant agrees to cooperate and assist Landlord in the prevention of canvassing, soliciting and peddling within the Building and the Park.

      27. It is Landlord's desire to maintain the Building and the Park with the highest standard of dignity and good taste consistent with comfort and convenience for tenants. Landlord reserves the right to make such other and further reasonable rules and regulations as in its judgment may from time to time be necessary for the safety, care and cleanliness of the Leased Premises, the Building and the Park and the preservation of good order therein.

These Rules and Regulations (and any amendments hereto which are consistent with the Lease) are intended to supplement the terms and provisions of the Lease and shall be applied and interpreted in a manner which is consistent with the terms and provisions of the Lease. In the event of a conflict between the Lease and these Rules and Regulations (or any amendments thereto), the Lease will govern.

                                        Initiated and Approved by Tenant:

                                        /s/           ALM
                                        ---------------------------------

                                                                       EXHIBIT D

                            [Intentionally omitted]

                                                                       EXHIBIT E

                            [Intentionally omitted]

                                                                       EXHIBIT F

                                  SPECIAL TERMS

The following special terms modify and supplement the provisions of the Lease Agreement between Landlord and Tenant. All capitalized terms used but not defined in this Exhibit F will have the meanings attributed thereto in the Lease Agreement.

1. OPTION(S) TO RENEW. Tenant will have the option to renew this Lease for up to two renewal terms. The first renewal term shall be from August 1, 2006 through July 31, 2007 and the second renewal term shall be from August 1, 2007 through March 31, 2008. Any such renewal option must be exercised, If at all, by Tenant's delivery of written notice of exercise to Landlord at least 120 days prior to the scheduled expiration of the then existing term (be it the Initial Lease Term or the first renewal term, as the case may be). Tenant's right to renew this Lease Agreement will be conditioned upon the Lease being in full force and effect, without any default on the part of Tenant, both at the time of Tenant's exercise of any such option and at the time of the scheduled commencement of any such renewal term. Each such renewal term will be upon all of the same terms and conditions set forth in this Lease with respect to the Initial Lease Term, except that (a) Tenant will not be entitled to any tenant improvement or other allowances in connection with such renewal term, and (b) the annual Base Rent per rentable square foot for each such renewal term will be equal to $3.45.

2. MODIFICATION TO SECTION 12. Notwithstanding any provision in Section 12 of the Lease to the contrary, Tenant may assign this Lease or sublet the whole or any part of the Leased Premises to any parent, subsidiary or division of Tenant or assign or transfer the Lease pursuant to a sale of all or substantially all of Tenant's assets or stock. In each case without obtaining the consent of Landlord, so long as Tenant shall remain liable for its obligations under this Lease; provided, however, that if Landlord consents to any sublease (whether it be to any parent, subsidiary or division of Tenant or to some third party). Tenant shall pay Landlord, as additional rent, 50% of the Sublease Premium (as hereinafter defined) derived from that sublease. "Sublease Premium" shall mean all rent, additional rent, and/or other monies, property and other consideration of every kind whatsoever received by Tenant from the subtenant for, or by reason of, the sublease, less (i) Base Rent and Operating Expenses allocable to the space covered by such sublease (as reasonably determined by Landlord), and (ii) commissions or other reasonable subleasing costs paid by Tenant to procure the sublease, amortized over the term of the sublease. Tenant shall pay the Sublease Premium to Landlord as and when Tenant receives payment from such subtenant. Unless otherwise agreed to by Landlord, Landlord's consent to any such assignment or sublease will not relieve Tenant from its obligations under this Lease.

      Notwithstanding any provision of Section 12 of the Lease or the immediately preceding paragraph to the contrary, if Tenant agrees to assign this Lease or to sublet all or any portion of the Leased Premises, Tenant shall, prior to the effective date thereof (the "Effective Date"), deliver to Landlord executed counterparts of any such agreement and of all ancillary agreements with the proposed assignee or subtenant, as applicable. Landlord shall then have all of the following rights, any of which Landlord may exercise by written notice to Tenant given within thirty (30) days after Landlord receives the foregoing documents:

      (a) With respect to a proposed assignment of this Lease, the right to terminate this Lease on the Effective Date as if it were the Termination Date;

      (b) With respect to a proposed subletting of the entire Leased Premises, the right to terminate this Lease on the Effective Date as if it were the Termination Date.

3. MODIFICATION TO SECTION 8. Notwithstanding Section 8 of the Lease to the contrary, Tenant may, with Landlord's consent, affix signage on the outdoor marquee for the Building as well as signage to the exterior of the Building so long as such signage compiles with all applicable laws, rules, regulations and with the park covenants applicable to the Building.

4. SECURITY DEPOSIT. Landlord acknowledges receipt of the Security Deposit in the amount identified in the Lease Summary. The Security Deposit will be retained by Landlord as partial security for Tenant's performance of all its obligations under this Lease. If Tenant defaults in the performance of any of its obligations under this Lease, then Landlord will have the right to use all or a portion of the Security Deposit to cure such default and Tenant shall immediately deposit additional sums with Landlord in an amount sufficient to restore the Security Deposit to its original amount. Any portion of the Security Deposit remaining unutilized following the expiration of the Lease Term and Tenant's full performance of all its obligations under this Lease will be returned to Tenant without interest.

5. CONDITION OF LEASED PREMISES. Since Tenant already occupies the Leased Premises, Landlord is delivering the Leased Premises to Tenant, and Tenant is accepting the Leased Premises, in their "AS IS" condition.

6. TERMINATION OF SUBLEASE. By executing and delivering this Lease, Landlord and Tenant are hereby terminating, effective as of the Commencement Date, that certain Sublease Agreement, dated June 18, 2002, between Landlord (as assignee of 3PC.Com, Inc.) and Tenant. Landlord hereby releases Tenant and all of Tenant's employees, agents, officers and directors (collectively, the "Tenant Parties") from any and all claims that Landlord may now or hereafter have against them relating to such Sublease Agreement. In addition, Landlord shall indemnify, defend, protect and hold Tenant and the Tenant Parties harmless from any liabilities, claims, causes of action or expenses (including attorney's fees) as a result of a claim by 3PC.Com, Inc. that Tenant is in default under such Sublease Agreement after the date on which such Sublease Agreement was assigned to Landlord. Landlord acknowledges receipt of the security deposit delivered by Tenant, as subtenant, pursuant to such Sublease Agreement and agrees that such security deposit shall act as the Security Deposit required by the terms of this Lease.

                                       Initialed and Approved by Tenant:

                                       /s/            ALM
                                       ---------------------------------